Exhibit 99




                        Southcoast Financial Corporation
                                  News Release

            Southcoast Declines Troubled Assets Relief Program Funds
                      And Announces 2008 Year End Earnings

Mt. Pleasant, S.C., February 4, 2009 / Prime Newswire /Southcoast Financial Corporation (NASDAQ: SOCB) announced today that the Company has declined to participate in the U.S. Department of the Treasury's Capital Purchase Program, even though it had applied for and received preliminary approval. The Capital Purchase Program is not a "bailout" but is an offer by the Treasury to make an investment in the Company on terms that are disadvantageous to existing shareholders. The Company has determined that participation in the program would be dilutive to existing shareholders, subject the Company to a constantly increasing administrative burden and expose the Company to unknown future restrictions on its business. The Company believes that it has sufficient capital to meet its foreseeable needs. It also believes that other capital raising alternatives will be available should a need for additional capital arise.

For the year ended December 31, 2008, the Company announced unaudited net income of $217,000 or $0.05 per basic share. This compares to net income of $3,429,000 or $0.63 per basic share, for the year ended December 31, 2007. Average basic shares decreased 14.5% between 2007 and 2008 primarily due to the Company's buyback of 508,593 shares during 2008. The Company has remaining authority to repurchase up to an additional 144,598 shares of its outstanding common stock.

"Despite the effects of a $3.0 million charge taken with respect to FNMA and FHLMC preferred stock and $4.3 million of loan loss provisions taken over the course of the year, Southcoast Financial Corporation managed to record positive earnings for the year," Chairman and Chief Executive Officer L. Wayne Pearson said.

For the quarter ended December 31, 2008, unaudited net loss was $409,000, or $0.09 per basic share. This compares to net income of $723,000, or $0.15 per basic share, for the quarter ended December 31, 2007. The decrease in net income between the two periods is the result of a $1.7 million loan loss provision taken during the fourth quarter of 2008 to deal with the continuing weakness in the economy and pressure on the Company's borrowers.

Total assets as of December 31, 2008 were $535.0 million compared to $500.9 million as of December 31, 2007, an increase of 6.8%. Loans, excluding loans held for sale, increased to $404.5 million, up 6.9% from $378.4 million as of December 31, 2007. Deposits increased 7.0% to $366.8 million over the same period. "We are proud that we have been able to expand our loans and deposits in 2008 despite an extremely challenging economic environment. Even after absorbing the substantial charges to our income, we have remained well capitalized at a level substantially above regulatory requirements," Pearson said.


Southcoast Financial Corporation, headquartered in Mt. Pleasant, South Carolina, is the holding company of Southcoast Community Bank. The Bank, which opened for business July 20, 1998, is a state chartered commercial bank operating from its main office at 530 Johnnie Dodds Boulevard in Mt. Pleasant, South Carolina. Southcoast Financial Corporation's common stock trades on the NASDAQ Global Market under the symbol SOCB. Information about the corporation is available on our web site, www.southcoastbank.com.

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give our beliefs, expectations or forecasts about future events. Any or all of our forward-looking statements here or in other publications may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining our actual future results. Consequently, no forward looking-statements can be guaranteed. Our actual results may vary materially, and there are no guarantees about the performance of our stock. We undertake no obligation to correct or update any forward-looking statements, whether as a result of new information, future results or otherwise. You are advised, however, to consult any future disclosures we make on related subjects in our reports to the SEC.




SOURCE   Southcoast Financial Corporation
/ Contact William C. Heslop, Senior Vice President and
  Chief Financial Officer, (843) 216-3019

Southcoast Financial Corporation
SELECTED FINANCIAL DATA
(dollars in thousands, except earnings per share)

                                                   Year            Year        Year          Year            Year          Year
                                                  Ended           Ended       Ended         Ended           Ended         Ended
                                                Dec 2008        Dec 2007    Dec 2006        Dec. 2005       Dec. 2004     Dec. 2003
                                                --------        --------    --------        ---------       ---------     ---------
                                               (Unaudited)

INCOME STATEMENT DATA
   Net interest income ...................    $   15,113     $   14,354     $   16,145     $   13,914     $   10,692     $    7,858
   Provision for loan losses .............         4,294              0            723            865          1,146            735
   Noninterest income ....................         2,576          2,554          3,837          2,725          2,700          1,711
   Noninterest expenses ..................        13,403         11,999         11,542          9,243          7,966          6,171
   Net income ............................           217          3,429          4,839          4,189          2,982          1,704

PER SHARE DATA *
 Net income per share
    Basic ................................    $     0.05     $     0.63     $     0.81     $     0.97     $     0.76     $     0.69
    Diluted ..............................    $     0.05     $     0.63     $     0.80     $     0.97     $     0.75     $     0.67

BALANCE SHEET DATA
  Total assets ...........................    $  534,965     $  500,852     $  481,856     $  476,599     $  366,102     $  253,217
  Total deposits .........................       366,811        342,755        310,893        311,554        258,153        166,213
  Total loans (net) ......................       397,123        374,117        363,246        371,656        293,207        199,732
  Investment securities ..................        62,282         62,609         46,461         35,203         24,831         22,049
  Total earning assets ...................       476,031        443,200        445,119        440,942        344,482        238,009
  Other Borrowings .......................        97,590         81,230         67,841         67,000         58,000         41,100
  Junior subordinated debentures .........        10,310         10,310         21,655         21,655         11,345         11,345
  Shareholders' equity ...................        55,233         62,741         78,803         73,315         36,571         33,410

Book value per share .....................    $    12.24     $    12.52     $    14.41     $    14.80     $    12.31     $    12.46

Average shares outstanding*
  Basic ..................................     4,631,135      5,419,474      6,007,137      4,335,319      3,945,175      2,471,038
  Diluted ................................     4,631,135      5,423,915      6,012,445      4,340,470      4,001,380      2,529,742

KEY RATIOS
  Return on assets .......................          0.04%          0.71%          1.00%          1.04%          0.98%          0.79%
  Return on equity .......................          0.37%          4.96%          6.22%          9.28%          8.56%         10.43%
  Equity to asset ratio ..................         10.32%         12.53%         16.35%         15.38%          9.99%         13.19%
  Non-performing assets to assets ........          3.06%          0.91%          0.18%          0.11%          0.27%          0.04%
  Reserve to loans .......................          1.83%          1.14%          1.19%          1.14%          1.15%          1.18%
  Net interest margin ....................          3.33%          3.40%          3.64%          3.69%          3.78%          3.90%

*Share and per share data has been adjusted for 10% stock dividends in 2007, 2006, 2005, and 2004

REGULATORY CAPITAL RATIOS                         Total Risk-Based(1)        Tier 1 Risk- Based(2)     Tier 1 Leverage(3)

       Southcoast Community Bank ..............         14.36%                     13.10%                  9.68%
       FDIC Well Capitalized Minimum ..........         10.00%                      6.00%                  5.00%

          (1)Total Risk- Based Capital divided by total risk- weighted assets
          (2)Tier 1 Capital divided by total risk - weighted assets
          (3)Tier 1 Capital divided by average total assets

                                                                                   Southcoast Financial Corporation
                                                                                    Consolidated Income Statements
                                                                         (Dollars in thousands, except earnings per share)

                                                                             Year Ended                   Three Months Ended
                                                                             ----------                   ------------------
                                                                  December 31,       December 31,      December 31,     December 31,
                                                                      2008              2007               2008             2007
                                                                      ----              ----               ----             ----
                                                                  (Unaudited)                          (Unaudited)       (Unaudited)
Interest Income
 Interest and fees on loans ..............................       $    27,423        $    28,760       $     6,826        $     7,289
 Interest on investments .................................             3,499              2,716               848                747
 Interest on Fed funds sold ..............................                36                397                 1                 38
                                                                 -----------        -----------       -----------        -----------
   Total interest income .................................            30,958             31,873       $     7,675        $     8,074

Interest expense .........................................            15,845             17,519             3,860              4,559
                                                                 -----------        -----------       -----------        -----------
   Net interest income ...................................            15,113             14,354             3,815              3,515
Provision for loan losses ................................             4,294                  0             1,700                  0
                                                                 -----------        -----------       -----------        -----------
Net interest income after loan loss provision ............            10,819             14,354             2,115              3,515

Noninterest income .......................................             2,576              2,555               930                634
                                                                 -----------        -----------       -----------        -----------
   Total operating income ................................            13,395             16,909             3,045              4,149

Noninterest expense
 Salaries and benefits ...................................             7,701              6,747             1,875              1,812
 Occupancy and equipment .................................             2,419              2,288               637                584
 Other expenses ..........................................             3,283              2,964               948                854
                                                                 -----------        -----------       -----------        -----------

   Total noninterest expense .............................            13,403             11,999             3,460              3,250
                                                                 -----------        -----------       -----------        -----------
Income(loss) before taxes ................................                (8)             4,910              (415)               899

Income tax expense(benefit) ..............................              (225)             1,481                (6)               176
                                                                 -----------        -----------       -----------        -----------
Net income(loss) .........................................       $       217        $     3,429       ($      409)       $       723
                                                                 ===========        ===========       ===========        ===========

Basic net income(loss) per common share* .................       $      0.05        $      0.63       ($     0.09)       $      0.15

Diluted net income(loss) per common share* ...............       $      0.05        $      0.63       ($     0.09)       $      0.15

Average shares outstanding*
    Basic ................................................         4,631,135          5,419,474         4,527,002          5,019,704
    Diluted ..............................................         4,631,135          5,423,915         4,527,002          5,021,347


* Share and per share data has been adjusted for a 10% stock dividend in 2007.

                        Southcoast Financial Corporation
                      Consolidated Statements of Condition
                  (Dollars in thousands, except per share data)

                                                                                                       December 31       December 31
                                                                                                          2008               2007
                                                                                                          ----               ----
                                                                                                       (Unaudited)
Assets
Cash and due from banks ......................................................................          $ 10,659           $  7,033
Federal Funds sold ...........................................................................            11,902              3,774
Investments ..................................................................................            62,282             62,609
Loans held for sale ..........................................................................               417                384
Loans:
 Commercial and Construction .................................................................           243,503            222,273
 Mortgage ....................................................................................           148,976            145,615
 Consumer ....................................................................................            12,054             10,526
                                                                                                        --------           --------
  Total loans ................................................................................           404,533            378,414
Less: Allowance for loan Losses ..............................................................             7,410              4,297
                                                                                                        --------           --------
Net loans ....................................................................................           397,123            374,117
Fixed assets .................................................................................            23,813             26,735
Other assets .................................................................................            28,769             26,200
                                                                                                        --------           --------
    Total Assets .............................................................................          $534,965           $500,852
                                                                                                        ========           ========
Liabilities & Shareholders' Equity
Deposits:
 Noninterest bearing .........................................................................          $ 27,932           $ 32,607
 Interest bearing ............................................................................           338,879            310,148
                                                                                                        --------           --------
  Total deposits .............................................................................           366,811            342,755
Other Borrowings .............................................................................            97,590             81,230
Junior subordinated debentures ...............................................................            10,310             10,310
Other liabilities ............................................................................             5,021              3,816
                                                                                                        --------           --------
   Total liabilities .........................................................................           479,732            438,111

Shareholders' Equity
 Common Stock ................................................................................            53,442             60,157
 Retained Earnings and Accumulated Other Comprehensive Income or Loss ........................             1,791              2,584
                                                                                                        --------           --------
   Total shareholders' equity ................................................................            55,233             62,741
                                                                                                        --------           --------
   Total Liabilities and
    Shareholders' Equity .....................................................................          $534,965           $500,852
                                                                                                        ========           ========

Book value per share .........................................................................          $  12.24           $  12.52

Allowance for loan losses to Loans Ratio .....................................................              1.83%              1.14%